SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder Money Funds
__ Scudder Government & Agency Money Fund
__ Scudder Money Market Fund

The following information replaces similar language in the "Purchase and Redemption of Shares" section of the fund's Statement of Additional Information:

 Scudder Distributors, Inc. (SDI) may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of a Fund with the following compensation schedule up to the following amounts:

                           Compensation Schedule ^(1)
                           --------------------------
                                   Amount of             As a Percentage of
                                  Shares Sold             Net Asset Value
                                  -----------             ---------------

                               Up to $15 million                0.15%

^(1) The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for Scudder-branded plans under an alliance with SDI and its affiliates.


               Please Retain This Supplement for Future Reference




March 1, 2005
MMF-3900